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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 1996

                           HUBCO, INC.
     (Exact name of registrant as specified in its charter)


                           New Jersey
         (State or other jurisdiction of incorporation)

            1-10699                       22-2405746
  (Commission File Number)   (IRS Employer Identification No.)

       1000 MacArthur Boulevard, Mahwah, New Jersey  07430
            (Address of principal executive offices)

                         (201) 236-2630
      (Registrant's telephone number, including area code)


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Item 5.   Other Events.

     On January 12, 1996, HUBCO, Inc. ("HUBCO") completed the previously announced merger with Growth Financial Corp ("Growth"). The merger increases HUBCO's branch network to 60 locations in the northern New Jersey marketplace. Two new branches are scheduled to open during the first quarter of 1996 along with the acquisition of three New Jersey branches from CrossLand Federal Savings Bank.

     Under the terms of the merger agreement, Growth shareholders will receive .69 shares of HUBCO's common stock for each share of Growth common stock.



Item 7.   Exhibits.

     99   Press Release dated January 12, 1996

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HUBCO, INC.

Dated: January 15, 1996            By: D. LYNN VAN BORKULO-NUZZO
                                       -------------------------
                                       D. Lynn Van Borkulo-Nuzzo
                                       Executive Vice President

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                        INDEX TO EXHIBITS


99   Press Release dated January 12, 1996